Subsequent Events (FY)	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
Note 10 — Subsequent Events
Public Offering: On October 17, 2023, the Company closed on a public offering of 150,000 units (the “Units”), with each Unit consisting of one share of the Company’s Series J Convertible Redeemable Preferred Stock, par value $0.0001 per share, with a liquidation preference of $25.00 per share (the “Series J Convertible Preferred Stock”), and one warrant (the “October 2023 Warrants”) to purchase one-half of one (0.50) share of Series J Convertible Preferred Stock.
The purchase price for one Unit was $15.00, which reflects the issuance of the Series J Convertible Preferred Stock with an original issue discount. The Series J Convertible Preferred Stock has a term of three (3) years and is convertible at the option of the holder at any time into shares of the Company’s common stock at a conversion price of $1.01.
If any shares of our Series J Convertible Preferred Stock are outstanding at the end of the three-year term, then the Company will promptly redeem all of such outstanding shares of Series J Convertible Preferred Stock on a pro rata basis among all of the holders of Series J Convertible Preferred Stock commencing on the third-year anniversary of the closing date of this offering (the “Mandatory Redemption Date”) in cash, to the extent legally permissible under Delaware law, or, if redemption for cash is not legally permissible in duly authorized, validly issued, fully paid and non-assessable shares of the Company’s common stock equal in number to the quotient obtained by dividing such unpaid amount by the closing price of the Company’s common stock on the Nasdaq on the Mandatory Redemption Date.
Dividends on the Series J Convertible Preferred Stock will be paid, if and when declared by the Company’s board of directors, in-kind (“PIK dividends”) in additional shares of Series J Convertible Preferred Stock based on the stated value of $25.00 per share at a dividend rate of 5.0%. The PIK dividends will be paid on a quarterly basis for three (3) years following the closing date to holders of the Series J Convertible Preferred Stock of record at the close of business on October 31, January 31, April 30, and July 31 of each year.
The October 2023 Warrants have a term of three (3) years. Each October 2023 Warrant has an exercise price of $7.50 (50.0% of the public offering price per Unit) per one-half of one share (0.5) of Series J Convertible Preferred Stock and is immediately exercisable.
The Company is currently evaluating the accounting treatment of the Series J Convertible Preferred Stock and the October 2023 Warrants.
The gross proceeds before underwriting discounts and commissions and offering expenses, were approximately $2.25 million. The Company intends to use the net proceeds from the offering for working capital and for general corporate purposes.

Note 14—Subsequent Events
On January 4, 2023, shareholder approval was secured by the Company for the issuance of the common stock warrants issued in conjunction with the Company’s October 2022 financing. During 2023, through February 24, 2023, there were 660,046 common stock warrants which had converted into 660,046 shares of common stock at a $0 exercise price with no proceeds received by the Company.
At-The-Market Offering
On March 3, 2023, we entered into a Sales Agreement with Ladenburg Thalmann & Co. Inc. (“Ladenburg”) to create an at-the-market offering program under which we may offer and sell shares having an aggregate offering price of up to $10.0 million. Ladenburg is entitled to a commission at a fixed commission rate equal to up to 3% of the gross proceeds.